Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
13.	COMMITMENTS AND CONTINGENCIES

(a)	Commitments

As of December 31, 2011, 2010 and 2009, the Company had capital expenditure commitments of US$954, US$132 and US$97 respectively, and purchases of goods commitment of US$3,178, US$2,002 and US$1,262 respectively.

(b)	Legal Proceedings

The Company is exposed to certain asserted and unasserted potential claims. There can be no assurance that, with respect to potential claims made against the Company, the Company could resolve such claims under terms and conditions that would not have a material effect on its business, its liquidity or financial results. Periodically the Company reviews the status of each significant matter and assesses its potential financial exposure. An estimated loss from a loss contingency is accrued by a charge to income if information available before the financial statements are issued or are available to be issued indicates that it is probable that a liability had been incurred at the date of the financial statements, and the amount of loss can be reasonably estimated. Legal proceedings are subject to uncertainties, and the outcomes are difficult to predict. Because of such uncertainties, accruals are based only on the best information available at the time. As additional information becomes available, the Company reassesses the potential liability related to pending claims and litigation and may revise estimate. Presently, no accrual has been estimated for potential losses that may or may not arise from the current lawsuits in which the Company is involved.